CHINA STEEL CORPORATION

CABLE ADDRESS:                LIN HAI INDUSTRIAL DISTRICT
STEEL MILL KAOHSIUNG          P.O. BOX 47-29
TELEX  :71108 STLMILL         HSIAO KANG, KAOHSIUNG             TELEPHONE
TELEFAX  :(07)8022511         TAIWAN, REPUBLIC OF CHINA         (07) 8021111


ETS INTERNATIONAL, INC.                               Date:  July 8, 1997
1401 Municipal Road, NW                               Ref:  86-C14-000893
Roanoke, Virginia  24012-1309
U.S.A.

                               Letter of Intent
                               ----------------

Reference:  CSC Job No. 86CTQ-0019 for 3 Sets of Flue Gas Desulfurization
            (FGD) System and Auxiliaries.



Dear Sir,

As a result of final price comparison held on July 7, 1997, we hereby confirm that we will sign a contract with your esteemed company based on the terms and conditions as specified in the Minutes of Meetings signed by both parties on July 2, 1997. The final contract price shall be US$2,006,000.-plus NT$113,042,500.-

We appreciate your effort in preparing a proposal and clarifying prices and specifications, and hope to have your continued cooperation.

                                    Sincerely yours,

                                    CHINA STEEL CORPORATION


                                    s/Jo. Chi. Tsou
                                    -----------------------------------
                                    J.C. Tsou

                                    Vice President - Commercial
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